ADVANCED SERIES TRUST

AST Global Bond Portfolio

Supplement dated April 29, 2022, to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) and the Summary Prosecutes relating to the Trust's AST Global Bond Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Hugh Briscoe no longer serves as a portfolio manager for the Portfolio. In addition, effective immediately, Sophia Ferguson will begin serving as a portfolio manager for the Portfolio.

To reflect these changes, the Trust's Prospectus, SAI and the Summary Prospectus relating to the Portfolio are hereby revised as follows effective immediately:

I.All references to Mr. Briscoe are removed from the Trust's Prospectus, SAI and the Summary Prospectus relating to the Portfolio.

II.The tables in the section of the Summary Prospectuses and Prospectus entitled "Summary: AST Global Bond Portfolio – Management of the Portfolio" are hereby revised by adding the following information with respect to Ms. Ferguson:

Investment	Subadviser	Portfolio	Title	Service Date
Manager		Managers

Goldman Sachs
PGIM	Asset
Management,
Investments LLC	L.P.	Sophia Ferguson	Vice President	April 2022

III.The following hereby replaces the first paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Manager – AST Global Bond Portfolio-Goldman Segment:"

"Goldman Segment. The Goldman co-portfolio managers who are jointly and primarily responsible for the day-to- day management of the segment of the Portfolio managed by Goldman are Simon Dangoor and Sophia Ferguson. Biographies for Mr. Dangoor and Ms. Ferguson are provided below."

IV. The following is hereby added after the last paragraph in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – Portfolio Manager – AST Global Bond Portfolio-Goldman Segment:"

Sophia is a portfolio manager within Goldman Sachs Asset Management Fixed Income. She joined Goldman Sachs Asset Management in November 2019 as a portfolio manager Fixed Income team focused on global multi-sector credit and investment grade strategies. Sophia has over a decade of industry experience managing Fixed Income portfolios for a diverse range of clients, with expertise in quantitative and fundamental investment styles spanning a variety of sub-asset classes, including investment grade credit, high yield credit, sovereign debt, and currency. In addition, Sophia has experience constructing ESG-oriented portfolio solutions and has achieved the CFA UK Certificate in ESG Investing. Previously, Sophia was a portfolio manager at State Street Global Advisors, where she focused on active fixed income and currency portfolio management, originating and implementing alpha strategies. Sophia holds a Bachelor of Arts from Swarthmore College's Honors Program with a major in History and a minor in Mathematics & Statistics.

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V.The table in Part I of the SAI entitled "PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Global Bond Portfolio" is hereby revised by adding the following information with respect to Ms. Ferguson:

Subadviser	Portfolio	Registered	Other Pooled	Other Accounts*	Ownership
	Managers	Investment	Investment	(in millions)	of Portfolio
		Companies*	Vehicles*		Securities*
		(in millions)	(in millions)
Goldman		None	None	None	None
Sachs Asset	Sophia
Management,
L.P.	Ferguson

*Information as of 1/31/2022

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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